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                                                                   EXHIBIT 10.35

                                    SUBLEASE

1.      PARTIES.

        This Sublease, dated MARCH 21, 2002, is made between WFS FINANCIAL INC., ("SUBLESSOR"), and WFS RECEIVABLE CORPORATION, WFS RECEIVABLES CORPORATION 2, WFS FINANCIAL AUTO LOANS, INC., WFS FINANCIAL AUTO LOANS 2, INC., WESTERN AUTO INVESTMENTS, INC., AND WFS FUNDING, INC. (EACH INDIVIDUALLY KNOWN AS THE "SUBLESSEE" AND COLLECTIVELY KNOWN AS THE "SUBLESSEES").

2.      MASTER LEASE.

        Sublessor is the lessee under a written lease dated SEPTEMBER 18, 2001, wherein MCCARRAN CENTER, LC ("LESSOR") leased to Sublessor the real property located at 444 E. WARM SPRING ROAD, SUITES 116 & 118, IN CITY OR LAS VEGAS, COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS APPROXIMATELY 7,592 SQUARE FEET, ("MASTER PREMISES"). Said lease has been amended by the following amendments, FIRST AMENDMENT TO Lease, said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A".

3.      PREMISES.

        Sublessor hereby subleases to Sublessees on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): SUITE 116, CONSISTING OF APPROXIMATELY 640 SQUARE FEET, (8.43%) of the Master Premises.

4.      WARRANTY BY SUBLESSOR

        Sublessor warrants and represents to Sublessees that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.      TERM.

        The Term of this Sublease shall commence on APRIL 15, 2002, ("COMMENCEMENT DATE"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on MARCH 31, 2012, ("TERMINATION DATE"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessees shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessees. If for any reason Sublessor does not deliver Possession to Sublessees on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessees within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessees may give written notice to Sublessor of Sublessees' intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessees on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessees on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Sublessees to Sublessor on account of this Sublease shall be returned to Sublessees, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessees on account of such delay or cancellation. If Sublessor permits Sublessees to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6.      RENT.

        6.1 Minimum Rent. Sublessees shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at WFS FINANCIAL INC,
        ATTN: CORPORATE REAL ESTATE, 23 PASTEUR, IRVINE, CA 92618 or at such other place as Sublessor shall designate from time to time by notice to Sublessees, the sum EIGHT HUNDRED EIGHTY THREE AND 20/100 DOLLARS, ($883.20) PER MONTH, in advance on the first day of each month of the Term. Sublessees shall pay to Sublessor upon execution of this Sublease the sum of EIGHT HUNDRED EIGHTY THREE AND 20/100 DOLLARS ($883.20) as rent for the month of APRIL, 2002. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions: The base rent shall increase three (3%) annually as per the attached EXHIBIT "B" RENT SCHEDULE.

        6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project to which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessees shall collectively pay to Sublessor as additional rent ( 8.43 %) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and each Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and each Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by any Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7.      SECURITY DEPOSIT.

        Sublessees shall collectively deposit with Sublessor upon execution of this Sublease the sum Eight Hundred Eighty Three and 20/100 DOLLARS ($883.20) as security for Sublessees' faithful performance of Sublessees' obligations hereunder ("Security Deposit"). If any Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of any Sublessee's default or breach, or for any loss or



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        damage sustained by Sublessor as a result of said Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, said Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and said Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or all Sublessees have vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided any Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessees or to the last assignees or sublessees, if any, of Sublessees' or any Sublessee's interest hereunder.

8.      USE OF PREMISES.

        The Premises shall be used and occupied only for general office use only and for no other use or purpose.

9.      ASSIGNMENT AND SUBLETTING.

        Any Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without prior written consent of Sublessor.

10.     OTHER PROVISIONS OF SUBLEASE.

        All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, EXCEPT for the following:

        Each Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.     ADDITIONAL PROVISIONS.

        Certain provisions of the Master Lease are modified, or new terms and conditions are imposed, as set forth on the Addendum to Sublease, attached hereto and incorporated herein.

12.     ATTORNEYS' FEES.

        If Sublessor or any Sublessee shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

13.     AGENCY DISCLOSURE.

        Sublessor and each Sublessee each warrant that they have dealt with no real estate brokers in connection with this transaction.

14.     MUTUAL INDEMNIFICATION.

        Each Sublessee and Sublessor shall indemnify each other and hold the other harmless against and from any and all claims, taxes, liens, liability, damage or loss arising from the other's use of the premises, from the conduct of its business or from any activity, material supplied to, work, or other things done, permitted or suffered to be done by the other in or about the Premises, and shall further indemnify the injured party and hold him harmless against and from any and all claims arising from any breach or default in the performance of any obligation on the other's part to be performed under the terms of his Lease, or arising from any act or negligence of the other, or any officer, agent, employee, guest, or invitee of the other, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim or action or proceeding brought thereon, and in case any action be brought against the other by reason of such claim, the wrongdoing party upon notice from the other shall defend the same at the other's expense by counsel reasonably satisfactory to the other.

15.     NOTICES.

        All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessees shall be sent by United States Mail, postage prepaid, addressed to each Sublessee at the Premises, and to the address hereinbelow, or to such other place as each Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by any Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessees.

                To Sublessor:            WFS FINANCIAL INC
                                         FACSIMILE (949)753-3912
                                         Attn: Corporate Real Estate
                                         23 Pasteur
                                         Irvine, CA 92618



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                To Sublessee:            WFS Receivables Corporation
                                         Attn: Shelley Chase
                                         23 Pasteur
                                         Irvine, CA 92618

                To Sublessee:            WFS Receivables Corporation 2
                                         Attn: Shelley Chase
                                         23 Pasteur
                                         Irvine, CA 92618

                To Sublessee:            WFS Financial Auto Loans, Inc.
                                         Attn: Shelley Chase
                                         23 Pasteur
                                         Irvine, CA 92618

                To Sublessee:            WFS Financial Auto Loans 2, Inc.
                                         Attn: Shelley Chase
                                         23 Pasteur
                                         Irvine, CA 92618

                To Sublessee:            Western Auto Investments, Inc.
                                         Attn: Shelley Chase
                                         23 Pasteur
                                         Irvine, CA 92618

                To Sublessee:            WFS Funding, Inc.
                                         Attn: Shelley Chase
                                         23 Pasteur
                                         Irvine, CA 92618

16.     CONSENT BY LESSOR.

        THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 30 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

17.     COMPLIANCE..

        The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

18.     CHOICE OF LAW.

        This Sublease shall be governed by the laws of the State of Nevada.


SUBLESSOR: WFS Financial Inc             SUBLESSEE: WFS Receivables Corporation

By:                                      By:
   ----------------------------------       ------------------------------------
       Jon Kidwell                              John Coluccio
Title: Corporate Real Estate, Manager    Title: President

By:                                      By:
   ----------------------------------       ------------------------------------
        Lee Whatcott                            Keith Ford
Title:  CFO                              Title: Assistant Vice President

Date:                                    Date:
     --------------------------------         ----------------------------------

SUBLESSEE: WFS Receivables Corporation 2 SUBLESSEE: WFS Financial Auto Loans

By:                                      By:
   ----------------------------------       ------------------------------------
       John Coluccio                            John Coluccio
Title: President                         Title: President

By:                                      By:
   ----------------------------------       ------------------------------------
       Keith Ford                               Keith Ford
Title: Assistant Vice President          Title: Assistant Vice President

Date:                                    Date:
     --------------------------------         ----------------------------------



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


SUBLESSEE: WFS Financial                 SUBLESSEE: Western Auto
           Auto Loans 2 Inc              Investments, Inc.

By:                                      By:
   ----------------------------------       ------------------------------------
       John Coluccio                            John Coluccio
Title: President                         Title: President

By:                                      By:
   ----------------------------------       ------------------------------------
       Keith Ford                               Keith Ford
Title: Assistant Vice President          Title: Assistant Vice President

Date:                                    Date:
     --------------------------------         ----------------------------------


SUBLESSEE: WFS Funding, Inc.

By:
   ----------------------------------
       John Coluccio
Title: President

By:
   ----------------------------------
       Keith Ford
Title: Assistant Vice President

Date:
     --------------------------------



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

                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.


Lessor:
       ----------------------------------

By:
   --------------------------------------

Title:
      -----------------------------------

By:
   --------------------------------------

Title:
      -----------------------------------

Date:
     ------------------------------------


CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.




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